EXHIBIT 24.1

POWER OF ATTORNEY

Know all persons by these presents, that each person whose signature appears below constitutes and appoints H. Carol Bernstein, their Attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended September 30, 2013 and any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said Attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SIGNATURE                                                      TITLE                                   DATE

/s/ William P. Noglows                                        Chairman of the Board,                    November 20, 2013
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William P. Noglows                                                        Executive Officer

/s/ Robert J. Birgeneau                                          Director                                                           November 20, 2013
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Robert J. Birgeneau

/s/ John P. Frazee, Jr.                                               Director                                                            November 20, 2013
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John P. Frazee, Jr.

/s/ H. Laurance Fuller                                            Director                                                               November 20, 2013
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H. Laurance Fuller

/s/ Richard S. Hill                                                      Director                                                                 November 20, 2013
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Richard S. Hill

/s/ Barbara A. Klein                                                Director                                                                  November 20, 2013
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Barbara A. Klein

/s/ Edward J. Mooney                                          Director                                                                  November 20, 2013
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Edward J. Mooney

/s/ Steven V. Wilkinson                                      Director                                                                  November 20, 2013
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Steven V. Wilkinson

/s/ Bailing Xia                                                             Director                                                                      November 20, 2013
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Bailing Xia